Exhibit 4.8

TRULIEVE CANNABIS CORP.

- and -

HARVEST HEALTH & RECREATION INC.

- and -

ODYSSEY TRUST COMPANY

SUPPLEMENTAL WARRANT INDENTURE

October 1, 2021

SUPPLEMENTAL WARRANT INDENTURE

THIS SUPPLEMENTAL WARRANT INDENTURE (the “Supplemental Warrant Indenture”) is dated as of October 1, 2021.

BETWEEN:

TRULIEVE CANNABIS CORP., a company incorporated under the laws of the province of British Columbia (“Trulieve”),

- and -

HARVEST HEALTH & RECREATION INC., a company incorporated under the laws of the province of British Columbia (“Harvest”),

- and -

ODYSSEY TRUST COMPANY, a trust company incorporated under the laws of Alberta and authorized to carry on business in the provinces of Alberta and British Columbia (the “Warrant Agent”)

WHEREAS Harvest entered into a warrant indenture dated as of December 20, 2019 (the “Original Indenture”), with Odyssey Trust Company (the “Warrant Agent”) providing for the issuance of an unlimited number of Subordinate Voting Share purchase warrants of Harvest (the “Warrants”);

AND WHEREAS pursuant to the terms of the Original Indenture, Harvest issued 5,043,665 Warrants, each of which when originally issued was exercisable to acquire one Subordinate Voting Share of Harvest (the “Harvest Subordinate Voting Shares”) at an exercise price of C$3.66 per Harvest Subordinate Voting Share at any time prior to 5:00 p.m. (Vancouver time) on December 20, 2022;

AND WHEREAS pursuant to the terms of a supplemental warrant indenture between Harvest and the Warrant Agent dated June 30, 2021 (the “First Supplemental Indenture” and together with the Original Indenture, the “Warrant Indenture”), the exercise price of the Warrants was amended to US$2.78;

AND WHEREAS Harvest and Trulieve are parties to an arrangement agreement dated May 10, 2021 (the “Arrangement Agreement”), pursuant to which they have agreed to implement a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) substantially in the form set out in Schedule “A” to the Arrangement Agreement (the “Plan of Arrangement”), to provide for the acquisition of all of the issued and outstanding shares of Harvest by Trulieve (the “Arrangement”);

AND WHEREAS under the terms of the Arrangement Agreement, shareholders of Harvest will receive 0.1170 of a subordinate voting share of Trulieve (the “Trulieve Shares”), subject to downward adjustment upon the occurrence of certain permitted Harvest debt refinancings, for each Harvest Subordinate Voting Share (or equivalent) held immediately prior to the effective time of the Arrangement (the “Effective Time”);

AND WHEREAS in accordance with the Plan of Arrangement, each Warrant outstanding at the Effective Time will be exchanged for a warrant of Trulieve (a “Replacement Warrant”) to purchase that number of Trulieve Shares (rounded down to the nearest whole number) equal to the product of: (a) 0.1170 multiplied by the Adjustment Factor (as defined in the Arrangement Agreement); and (b) the number of Harvest Subordinate Voting Shares subject to such Warrant, at an exercise price per Trulieve Share equal to the exercise price per Harvest Subordinate Voting Share that such Warrant was subject to immediately prior to the Effective Time divided by the product of 0.1170 multiplied by the Adjustment Factor (as defined in the Arrangement Agreement) and rounded up to the nearest whole cent;

AND WHEREAS the Arrangement was approved by the Harvest shareholders at a meeting held August 11, 2021 and by the Supreme Court of British Columbia by order granted August 19, 2021, and became effective at 12:01 a.m. (Vancouver time) on the date hereof;

AND WHEREAS the term to expiry, conditions to and manner of exercise and other terms and conditions of each such Replacement Warrant will be the same as the Warrant for which it was exchanged, as adjusted to take into account the Arrangement;

AND WHEREAS in accordance with Section 4.7 of the Warrant Indenture, Harvest has delivered a notice in respect of the Arrangement to the Warrant Agent and each of the holders of Warrants;

AND WHEREAS Trulieve wishes to, among other things, assume all of the rights, covenants and obligations of Harvest under the Warrant Indenture in accordance with the terms thereof and in accordance with the terms of the Arrangement;

AND WHEREAS the recitals in this Supplemental Warrant Indenture are made as representations and statements of fact by Trulieve and Harvest and not by the Warrant Agent;

AND WHEREAS Trulieve and the Warrant Agent wish to enter into this Supplemental Warrant Indenture to give effect to the necessary amendments to the Warrant Indenture effective as of the Effective Time.

NOW THEREFORE THIS SUPPLEMENTAL WARRANT INDENTURE WITNESSES, and it is hereby covenanted, agreed and declared as follows:

ARTICLE 1

INTERPRETATION

1.1	Supplemental Indenture.

This Supplemental Warrant Indenture is a Supplemental Indenture within the meaning of the Warrant Indenture. The Warrant Indenture and this Supplemental Warrant Indenture will be read together and have effect so far as practicable as though all of the provisions of all such indentures were contained in one instrument. The terms “this Supplemental Warrant Indenture”, “this indenture”, “herein”, “hereof”, “hereby”, “hereunder”, and similar expressions, unless the context otherwise specifies or requires, refer to the Warrant Indenture and this Supplemental Warrant Indenture and not to any particular Article, section or other portion, and include every instrument supplemental or ancillary to this Supplemental Warrant Indenture.

1.2	Definitions.

All terms used but not defined in this Supplemental Warrant Indenture have the meanings ascribed to them in the Warrant Indenture, as such meanings may be amended by this Supplemental Warrant Indenture.

1.3	Applicable Law.

This Supplemental Warrant Indenture shall be construed and enforced in accordance with the laws of the Province of British Columbia and federal laws of Canada applicable therein and shall be treated in all respects as a British Columbia contract.

ARTICLE 2

ASSUMPTION OF OBLIGATIONS

2.1	Assumption of Obligations.

Trulieve hereby covenants and agrees to assume and does assume all of the rights, covenants and obligations of Harvest in and to the Warrant Indenture and all of the covenants and obligations of Harvest under the Warrants as and from the date hereof. Without limiting the generality of the foregoing, from and after the date hereof, the Warrants will be valid and binding obligations of Trulieve entitling the holders thereof, as against Trulieve, to all rights of Warrantholders under the Warrant Indenture such that the interests of Warrantholders are not prejudiced negatively by the changes. As the context requires, references to the “Corporation” in the Warrant Indenture shall be deemed to include references to Trulieve.

2.2	Release of Harvest

The parties hereby expressly acknowledge and agree that Harvest is released from all of its rights, covenants and obligations under the Warrant Indenture concurrently with Trulieve’s assumption of obligations in section 2.1 of this Supplemental Warrant Indenture.

ARTICLE 3

AMENDMENTS AND ADJUSTMENTS TO THE WARRANT INDENTURE

3.1	Amendments and Adjustments to the Warrant Indenture.

Trulieve and the Warrant Agent agree that effective as of the Effective Time:

(a)	All references to “Subordinate Voting Shares” of Harvest in the Warrant Indenture shall be deemed to refer to “Subordinate Voting Shares” of Trulieve;

(b)	The definition of “Auditors” in the Warrant Indenture be and is hereby amended by deleting the current definition and replacing it with the following:

“Auditors” means Marcum LLP or such other firm of chartered professional accountants duly appointed as auditors of the Corporation, from time to time;

(c)	The definition of “Exchange Rate” in the Warrant Indenture be and is hereby amended by deleting the current definition and replacing it with the following:

“Exchange Rate” means, at any time, the number of Warrant Shares subject to the right of purchase under each Warrant, such number being equal to 0.1170 of a Warrant Share per Warrant as of the date hereof;

(d)	The definition of “Exercise Price” in the Warrant Indenture be and is hereby amended by deleting the current definition and replacing it with the following:

“Exercise Price” means, at any time, the price at which a whole Warrant Share may be purchased by the exercise of a whole Warrant, which is initially US$23.77 per Warrant Share, payable in immediately available funds, subject to adjustment in accordance with the provisions of Section 4.1;

(e)	The definition of “Warrants” in the Warrant Indenture be and is hereby amended by deleting the current definition and replacing it with the following:

“Warrants” means the Subordinate Voting Share purchase warrants of the Corporation issued and Authenticated hereunder as Uncertificated Warrants or to be issued and countersigned in the form of Warrant Certificates, in either case, entitling the holders thereof to purchase Warrant Shares on the basis of 0.1170 of a Warrant Share for each Warrant upon payment of the Exercise Price prior to the Time of Expiry; provided that in each case the number and/or class of securities or property receivable on the exercise of the Warrants may be subject to increase or decrease or change in accordance with the terms and provisions hereof;

(f)	The definition of “Warrant Shares” in the Warrant Indenture be and is hereby amended by deleting the current definition and replacing it with the following:

“Warrant Shares” means the Subordinate Voting Shares issuable upon the exercise of the Warrants;

(g)	Section 10.1(a)(i) of the Warrant Indenture is hereby deleted and replaced with the following:

If to Trulieve:

Trulieve Cannabis Corp.

6749 Ben Bostic Road

Quincy, Florida

32351

Attention:	Kim Rivers
E-mail:	kim.rivers@trulieve.com

with a copy to:

DLA Piper (Canada) LLP

Suite 6000, 1 First Canadian Place

PO Box 367, 100 King Street West

Toronto, Ontario

M5X 1E2

Attention:	Derek Sigel and Russel Drew
E-mail:	derek.sigel@dlapiper.com and russel.drew@dlapiper.com

(h)

Any document previously evidencing a Warrant shall hereafter evidence and be deemed to evidence such Replacement Warrant and no certificates evidencing the Replacement Warrants shall be issued, other than upon the request of a Warrantholder in accordance with the terms of the Warrant Indenture; and

(i)

The form of certificate for the Warrants shall be replaced with the form of certificate for the Replacement Warrants substantially as set out in Schedule “A” attached hereto, with such insertions, omissions, substitutions or other variations as shall be required or permitted by the Warrant Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of the Warrant Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform with general usage, all as may be determined by the directors or officers of Trulieve executing such Replacement Warrants, in accordance with the Warrant Indenture.

ARTICLE 4

MISCELLANEOUS

4.1	Confirmation.

The provisions of the Warrant Indenture and Warrants remain in full force and effect and are hereby confirmed, unamended.

4.2	Further Assurances.

The parties shall, with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Supplemental Warrant Indenture, and each party shall provide such further documents or instruments required by the other party as may be reasonably necessary or desirable to effect the purpose of this Supplemental Warrant Indenture and carry out its provisions.

4.3	Counterparts.

This Supplemental Warrant Indenture may be executed in several counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument.

[Remainder of the page left blank]

IN WITNESS WHEREOF the parties hereto have executed this Supplemental Warrant Indenture under the hands of their proper officers in that behalf as of the date first written above.

TRULIEVE CANNABIS CORP.

Per:
Name: Eric Powers
Title: Chief Legal Officer

HARVEST HEALTH & RECREATION INC.

Per:
Name:
Title:

ODYSSEY TRUST COMPANY

Per:
Authorized Signatory

Per:
Authorized Signatory

[Signature Page to Supplemental Warrant Indenture.]

IN WITNESS WHEREOF the parties hereto have executed this Supplemental Warrant Indenture under the hands of their proper officers in that behalf as of the date first written above.

TRULIEVE CANNABIS CORP.

Per:
Name:
Title:

HARVEST HEALTH & RECREATION INC.

Per:
Name: Steven M. White
Title: Chief Executive Officer

ODYSSEY TRUST COMPANY

Per:
Authorized Signatory

Per:
Authorized Signatory

[Signature Page to Supplemental Warrant Indenture.]

IN WITNESS WHEREOF the parties hereto have executed this Supplemental Warrant Indenture under the hands of their proper officers in that behalf as of the date first written above.

TRULIEVE CANNABIS CORP.

Per:
Name: Eric Powers
Title: Chief Legal Officer

HARVEST HEALTH & RECREATION INC.

Per:
Name: Steven M. White
Title: Chief Executive Officer

ODYSSEY TRUST COMPANY

Per:
Authorized Signatory

Per:
Authorized Signatory

[Signature Page to Supplemental Warrant Indenture.]

SCHEDULE “A”

FORM OF WARRANT CERTIFICATE

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (VANCOUVER TIME) ON DECEMBER 20, 2022 AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

For all Warrants issued outside the United States and to Original U.S. Warrantholders that are Qualified Institutional Buyers and registered in the name of the Depository, also include the following legend:

(INSERT IF BEING ISSUED TO CDS) UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO TRULIEVE CANNABIS CORP. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN, AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

For Warrants originally issued for the benefit or account of a U.S. Warrantholder (other than an Original U.S. Warrantholder that is a Qualified Institutional Buyer), and each Warrant Certificate issued in exchange therefor or in substitution thereof, also include the following legends:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES, FOR THE BENEFIT OF TRULIEVE CANNABIS CORP. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY: (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; (C) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED

STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

WARRANTS TO PURCHASE SUBORDINATE VOTING

SHARES OF TRULIEVE CANNABIS CORP.

(existing under the laws of the Province of British Columbia)

Warrant Certificate No.	Certificate for Warrants, each entitling the holder to acquire one (1) Subordinate Voting Share (subject to adjustment as provided for in the Warrant Indenture (as defined below))

THIS IS TO CERTIFY THAT, for value received,

(the “Warrantholder”) is the registered holder of the number of subordinate voting purchase warrants (the “Warrants”) of Trulieve Cannabis Corp. (the “Corporation”) specified above and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture, to purchase at any time before 5:00 p.m. (Vancouver Time) (the “Expiry Time”) on the date that is three years after the Issue Date (the “Expiry Date”) one fully paid and non-assessable subordinate voting share without par value in the capital of the Corporation as constituted on the date hereof (a “Subordinate Voting Share”) for each Warrant, subject to adjustment in accordance with the terms of the Warrant Indenture.

The right to purchase Subordinate Voting Shares may only be exercised by the Warrantholder within the time set forth above by:

(a)	duly completing and executing the exercise form (the “Exercise Form”) attached hereto; and

(b)

surrendering this warrant certificate (the “Warrant Certificate”), with the Exercise Form, to the Warrant Agent at the principal office of the Warrant Agent, in the city of Vancouver, British Columbia, together with a certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Corporation in an amount equal to the purchase price of the Subordinate Voting Shares so subscribed for.

The surrender of this Warrant Certificate, the duly completed Exercise Form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at its principal office as set out above.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price payable for each Subordinate Voting Share upon the exercise of Warrants shall be US$23.77 per Subordinate Voting Share (the “Exercise Price”).

Certificates for the Subordinate Voting Shares subscribed for will be mailed to the persons specified in the Exercise Form at their respective addresses specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Subordinate Voting Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Subordinate Voting Shares not so purchased. No fractional Subordinate Voting Shares will be issued upon exercise of any Warrant and no cash or other consideration will be paid in lieu of fractional Subordinate Voting Shares.

This Warrant Certificate evidences Warrants of the Corporation issued or issuable under the provisions of a warrant indenture dated as of December 20, 2019 between Harvest Health & Recreation Inc. and Odyssey Trust Company, as Warrant Agent, as supplemented by the supplemental warrant indentures dated as of June 30, 2021 and as of October 1, 2021 between the Corporation and Odyssey Trust Company, as Warrant Agent (which indentures together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”), to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder, by acceptance hereof, assents. The Corporation will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

On presentation at the principal office of the Warrant Agent as set out above, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates representing the same number of Warrants as represented by the Warrant Certificate(s) so exchanged.

Neither the Warrants nor the Subordinate Voting Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. The Warrants may not be exercised by a person in the United States, a U.S. Person, a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, or a person requesting delivery in the United States of the Subordinate Voting Shares issuable upon such exercise unless (i) this Warrant and such Subordinate Voting Shares have been registered under the U.S. Securities Act and the applicable laws of any such state, or (ii) an exemption or exclusion from such registration requirements is available and the requirements set forth in the Exercise Form have been satisfied. Certificates representing Subordinate Voting Shares issued to, or for the account or benefit of, persons in the United States or U.S. Persons may bear a legend restricting the transfer and exercise of such securities under applicable United States federal and state securities laws. “United States” and “U.S. Person” are as defined in Regulation S under the U.S. Securities Act.

The Warrant Indenture contains provisions for the adjustment of the Exercise Price payable for each Subordinate Voting Share upon the exercise of Warrants and the number of Subordinate Voting Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of holders of Warrants held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by Warrantholders of Warrants entitled to purchase a specific majority of the Subordinate Voting Shares that can be purchased pursuant to such Warrants.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Subordinate Voting Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on the register to be kept by the Warrant Agent in Vancouver, British Columbia, or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar. Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

[Signature Page Follows]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of this      day of                     , 20    .

TRULIEVE CANNABIS CORP.

By:

Authorized Signatory

ODYSSEY TRUST COMPANY

By:

Authorized Signatory

TRANSFER FORM

ANY TRANSFER OF WARRANTS WILL REQUIRE COMPLIANCE WITH APPLICABLE SECURITIES LEGISLATION. TRANSFERORS AND TRANSFEREES ARE URGED TO CONTACT LEGAL COUNSEL BEFORE EFFECTING ANY SUCH TRANSFER

TO:	Odyssey Trust Company
323 – 409 Granville Street
Vancouver, British Columbia V6C 1T2

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)

(Address)

(Social Insurance Number)

                                          of the Warrants registered in the name of the undersigned transferor represented by the Warrant Certificate or DRS Advice and hereby irrevocable constitutes and appoints as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

In the case of a warrant certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made to the Corporation;

☐	(B) the transfer is being made outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with any applicable local laws and regulations and the holder has provided herewith the Declaration for Removal of Legend attached as Schedule “C” to the Warrant Indenture, or

☐	(C) the transfer is being made in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Corporation to such effect.

In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a U.S. Person or to a person in the United States, the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Corporation and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect.

☐	If transfer is to a person in the United States or a U.S. Person, check this box.

In the case of a transfer within the United States or to, or for the account or benefit of, a U.S. Person or to a person in the United States, the certificates representing the Warrants will be endorsed with a U.S. restrictive legend.

DATED this                      day of                                                              , 20

SPACE FOR GUARANTEES OF	)
SIGNATURES (BELOW))
)
)
)
)
)
Guarantor’s Signature/Stamp	)	Signature of Transferor
)
)
)
	)	Name of Transferor

REASON FOR TRANSFER – For US Citizens or Residents only (where the individual(s) or corporation receiving the securities is a US citizen or resident). Please select only one (see instructions below).

☐ Gift	☐ Estate	☐ Private Sale	☐ Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then-current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•

Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

•	Canada: A Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

•

Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

O R

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer with a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

SCHEDULE “B”

EXERCISE FORM

TO:	Trulieve Cannabis Corp. (the “Corporation”) 6749 Ben Bostic Road Quincy, Florida 32351

AND TO:	Odyssey Trust Company (the “Warrant Agent”) 323 – 409 Granville Street Vancouver, British Columbia V6C 1T2

The undersigned holder of the Warrants evidenced by this Warrant Certificate or DRS Advice hereby exercises the right to acquire (A) Subordinate Voting Shares of Trulieve Cannabis Corp.

Exercise Price Payable:
((A) multiplied by US$23.77, subject to adjustment)

The undersigned hereby exercises the right of such holder to be issued, and hereby subscribes for, Subordinate Voting Shares that are issuable pursuant to the exercise of such Warrants on the terms specified in such Warrant Certificate and in the Warrant Indenture.

The undersigned hereby acknowledges that the undersigned is aware that the Subordinate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation.

Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the dated as of December 20, 2019 between Harvest Health & Recreation Inc. and Odyssey Trust Company, as Warrant Agent, as supplemented by the supplemental warrant indentures dated as of June 30, 2021 and as of October 1, 2021 between the Corporation and Odyssey Trust Company, as Warrant Agent (which indentures together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”).

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐

1.  the undersigned holder at the time of exercise of the Warrants (i) is not in the United States, (ii) is not a U.S. Person, (iii) is not exercising the Warrants on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States, (iv) did not acquire the Warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States; (v) did not receive an offer to exercise the Warrants in the United States; (vi) did not execute or deliver this exercise form in the United States; (vii) is not requesting delivery in the United States of the Warrant Shares issuable upon such exercise; and (viii) represents and warrants that the exercise of the Warrants and acquisition of the Warrant Shares occurred in an “offshore transaction” (as defined under Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)); OR

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2.  the undersigned holder is (i) an Original U.S. Warrantholder, (ii) is exercising the Warrants for its own account or for the account of a disclosed principal that was named in the subscription agreement executed and delivered in connection with its purchase of the Units pursuant to which the Units were originally issued and of which the Warrants originally comprised a part, (iii) is, and such disclosed principal, if any, is, an Accredited Investor at the time of exercise of these Warrants, and (iv) confirms the representations and warranties of the holder made in the subscription agreement executed and delivered in connection with its purchase of the Units pursuant to which the Units were originally issued and of which the Warrants originally comprised a part remain true and correct as of the date of exercise of these Warrants; OR

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3.  the undersigned holder (i) is (1) in the United States, (2) a U.S. Person, (3) a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, or (4) requesting delivery in the United States of the Warrant Shares issuable upon such exercise, and (ii) has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of the Warrants and the issuance of the Warrant Shares and has delivered to the Corporation and the Warrant Agent a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation, to that effect

It is understood that the Corporation and the Warrant Agent may require evidence to verify the foregoing representations.

The undersigned holder understands that unless Box A above is checked, the certificate representing the Subordinate Voting Shares may be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Warrant Indenture and the subscription documents). If Box C above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion or other evidence tendered in connection with the exercise will be satisfactory in form and substance to the Corporation. “U.S. Person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Subordinate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Corporation will rely upon the confirmations, acknowledgements and agreements set forth herein, and agrees to notify the Corporation promptly in writing if any of the representations or warranties herein ceases to be accurate or complete.

The undersigned hereby irrevocably directs that the said Subordinate Voting Shares be issued, registered and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SUBORDINATE VOTING SHARES

Please print full name in which certificates representing the Subordinate Voting Shares are to be issued. If any Subordinate Voting Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Form of Transfer must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to Odyssey Trust Company, 323 – 409 Granville Street, Vancouver, British Columbia V6C 1T2, Attention: Corporate Trust.

DATED this                     day of                                                       ,         .

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Witness	)	Signature of Warrantholder

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Please check if the certificates representing the Subordinate Voting Shares are to be delivered at the office where this Warrant Certificate is surrendered, failing which such certificates will be mailed to the address set out above. Certificates will be delivered or mailed as soon as practicable after the surrender of this Warrant Certificate to the Warrant Agent.

NOTES:

1.	Certificates will not be registered or delivered to an address in the United States unless Box 2 or Box 3 above is checked.

2.

If Box 3 above is checked, holders are encouraged to contact the Corporation in advance to determine that the legal opinion or evidence tendered in connection with exercise will be satisfactory in form and substance to the Corporation.

SCHEDULE “C”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: ODYSSEY TRUST COMPANY as registrar and transfer agent for the Warrants / Subordinate Voting Shares issuable upon exercise of the Warrants of Trulieve Cannabis Corp. (the “Corporation”)

AND TO: THE CORPORATION

The undersigned (A) acknowledges that the sale of                                                   (the “Securities”) of the Corporation, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that: (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Corporation; (2) the offer of such Securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) none of the seller, any affiliate of the seller or any person acting on their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace such Securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

DATED this                      day of                                             , 20        .

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Signature of individual (if Seller is an individual)
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Authorized signatory (if Seller is not an individual)
Name of Seller (please print)
Name of authorized signatory (please print)
Official capacity of authorized signatory (please print)